UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation)	1-11778 (Commission File Number)	98-0091805 (I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the company’s 2013 annual general meeting, the company’s shareholders approved the ACE Limited 2004 Long-Term Incentive Plan, as amended through the sixth amendment, (the “LTIP”) increasing the number of common shares reserved for delivery under the LTIP by 8,000,000 shares, which shares are in addition to the 30,600,000 common shares previously reserved under the LTIP. In addition to increasing the number of common shares available for issuance, the sixth amendment also increased by 3,200,000 shares the sublimit that restricts the ability to grant “full value awards” under the LTIP. A more complete description of the LTIP is contained in company’s proxy statement, dated April 5, 2013, as filed with the Securities and Exchange Commission, under the heading “Agenda Item No. 7: Approval of ACE Limited 2004 Long-Term Incentive Plan as Amended through the Sixth Amendment,” which is hereby incorporated herein by reference. For the full text of the LTIP, see Exhibit 10.1 hereto, which is hereby incorporated herein by reference.

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the company’s 2013 annual general meeting, the company’s shareholders approved an amendment to Article 17(a) of the Articles of Association to authorize the declassification of the company’s board of directors commencing at the company’s annual general meeting in 2014, at which time directors will stand for election for one-year terms. Directors who were elected at the company’s 2013 or 2012 annual general meetings whose terms will expire in 2015 or 2016 will continue to hold office until the end of the terms for which they were elected. All directors will be elected on an annual basis beginning with the company’s 2016 annual general meeting, as further described in the company’s proxy statement dated April 5, 2013, under the heading “Agenda Item No.2: Approval of the Articles of Association to Declassify the Board of Directors.” Such amendment to Article 17(a) of the Articles of Association will become effective with its registration in the Commercial Register of the Canton of Zurich, Switzerland (the “Swiss Commercial Register”). Filing of the Articles of Association with the Swiss Commercial Register occurred on May 17, 2013 and registration is expected to be effective on or about May 21, 2013.

At the company’s 2013 annual general meeting, the company’s shareholders also prospectively approved amendments to the company’s Articles of Association in conjunction with their approval of payments of a dividend in the form of distribution through par value reduction, as further described in the company’s proxy statement dated April 5, 2013, under the heading “Agenda Item No.8: Approval of Distribution to Shareholders in the Form of Par Value Reduction.” Such amendments will become effective with the registration of each quarterly par value reduction in the Swiss Commercial Register.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On May 16, 2013, the board of directors of the company amended Section 7 of the company’s Organizational Regulations primarily to reflect the changes to the compensation committee’s authority, duties and responsibilities required by the amended listing standards of the New York Stock Exchange. A copy of the amended Organizational Regulations is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The company convened its annual general meeting of shareholders on May 16, 2013 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.1	Election of Robert M. Hernandez

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
276,702,956	7,441,257	191,619	11,796,758

1.2	Election of Peter Menikoff

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
260,209,637	23,930,719	195,476	11,796,758

1.3	Election of Robert Ripp

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,359,847	24,783,192	192,793	11,796,758

1.4	Election of Theodore E. Shasta

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,920,636	1,223,432	191,764	11,796,758

2.	Amendment of the Articles of Association to declassify the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,895,754	74,729	365,349	11,796,758

3.1	Approval of the annual report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,840,023	12,512	1,280,055	0

3.2	Approval of the statutory financial statements of ACE Limited

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,823,887	19,325	1,289,378	0

3.3	Approval of the consolidated financial statements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,808,811	28,943	1,294,836	0

4.	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
295,450,384	321,391	360,815	0

5.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
278,819,980	531,379	4,910,390	11,796,758

The voting results for Agenda Item No. 5 exclude shares held by the company’s directors and executive officers, who are not permitted by law to vote their shares on the discharge of the Board of Directors.

6.1	Election of PricewaterhouseCoopers AG (Zurich) as the company’s statutory auditor until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
293,952,539	1,045,007	1,135,044	0

6.2	Ratification of appointment of independent registered public accounting firm PricewaterhouseCoopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2013

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
293,881,815	1,018,912	1,231,863	0

6.3	Election of BDO AG (Zurich) as special auditing firm until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
295,589,525	249,625	293,440	0

7.	Approval of the ACE Limited 2004 Long-Term Incentive Plan as amended through the six amendment

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
277,110,499	6,654,393	570,940	11,796,758

8.	Approval of the payment of a distribution to shareholders through reduction of the par value of the company’s shares, such payment to be made in four quarterly installments at such times during the period through the company’s next annual general meeting as shall be determined by the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,795,736	1,017,267	319,587	0

9.	Advisory vote to approve executive compensation

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
274,151,726	9,490,936	693,170	11,796,758

Under the company’s Articles of Association, shareholder approval of proposals is generally determined by simple majority of votes cast, such that abstentions and broker non-votes are disregarded in the tabulation of the vote to determine approval. At the 2013 annual general meeting, abstentions and broker non-votes were not considered in the tabulation of the vote (and thus should be disregarded) to determine approval of each of the items above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Association of the company as amended

3.2	Organizational Regulations of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

4.2	Organizational Regulations of the company as amended (Incorporated by reference to Exhibit 3.2)

10.1	ACE Limited 2004 Long-Term Incentive Plan (as amended through the Sixth Amendment)*

*	Management Contract and Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Robert F. Cusumano
Robert F. Cusumano
General Counsel

DATE: May 20, 2013

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Association of the company as amended

3.2	Organizational Regulations of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

4.2	Organizational Regulations of the company as amended (Incorporated by reference to Exhibit 3.2)

10.1	ACE Limited 2004 Long-Term Incentive Plan (as amended through the Sixth Amendment) *

*	Management Contract or Compensation Plan